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                                                                       EXHIBIT 1
                                                                       ---------

                                   AGREEMENT

     Pursuant to Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13D need be filed with respect to the ownership by each of the undersigned of shares of stock of Environmental Safeguards, Inc.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     Executed this December 29, 1997.


                                         /s/ Edward L. Cahill
                                         --------------------
                                         Edward L. Cahill

                                         /s/ David L. Warnock
                                         --------------------
                                         David L. Warnock

                              CAHILL, WARNOCK STRATEGIC PARTNERS FUND, L.P.

                              By:  Cahill, Warnock Strategic Partners,
                                   L.P., its Sole General Partner


                                   By:  /s/ Edward L. Cahill
                                       ----------------------------------
                                       Edward L. Cahill, General Partner


                                   By:  /s/ David L. Warnock
                                       ----------------------------------
                                       David L. Warnock, General Partner


                              CAHILL, WARNOCK STRATEGIC PARTNERS, L.P.


                              By:   /s/ Edward L. Cahill
                                   --------------------------------------
                                   Edward L. Cahill, General Partner


                              By:   /s/ David L. Warnock
                                   --------------------------------------
                                   David L. Warnock, General Partner


                              STRATEGIC ASSOCIATES, L.P.

                              By: Cahill, Warnock & Co., LLC, its sole General Partner


                                   By:  /s/ Edward L. Cahill
                                       ----------------------------------
                                       Edward L. Cahill, Member


                                   By:  /s/ David L. Warnock
                                       ----------------------------------
                                       David L. Warnock, Member


                              CAHILL, WARNOCK & CO., LLC


                               By:  /s/ Edward L. Cahill
                                   --------------------------------------
                                   Edward L. Cahill, Member


                               By:  /s/ David L. Warnock
                                   --------------------------------------
                                   David L. Warnock, Member